UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 11, 2022
Date of Report (date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(832) 765-3010
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 11, 2022. There were 481,086,327 shares outstanding and entitled to vote as of the record date for the meeting. The results of the matters submitted to a vote of the shareholders at the meeting are set forth below.

1.    Each of the four director nominees was elected to serve a three-year term.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Greg C. Garland	304,524,016	18,658,480	1,276,673	71,933,675
Gary K. Adams	311,415,063	11,980,595	1,063,511	71,933,675
John E. Lowe	302,844,738	20,355,425	1,259,006	71,933,675
Denise L. Ramos	302,262,211	21,250,028	946,930	71,933,675

2.    Proposal on the advisory approval of the compensation of our named executive officers was approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Advisory vote on executive compensation	286,147,785	35,747,574	2,563,810	71,933,675
3.    Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Ratification of selection of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2022	390,886,725	4,699,581	806,538	None

4.    Proposal to approve the 2022 Omnibus Stock and Performance Incentive Plan of Phillips 66 was approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Proposal to approve the 2022 Omnibus Stock and Performance Incentive Plan	302,578,213	19,352,173	2,528,783	71,933,675

5.    Shareholder proposal regarding greenhouse gas emissions targets was not approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding greenhouse gas emissions targets	115,605,129	204,088,939	4,765,101	71,933,675

6.    Shareholder proposal requesting the issuance of a report regarding shifting to recycled polymers for single use plastics was not approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Shareholder proposal requesting the issuance of a report regarding shifting to recycled polymers for single use plastics	161,725,428	159,340,137	3,393,604	71,933,675

For each of Proposals 2, 3, 4, 5 and 6, abstentions are treated as shares present for quorum purposes and entitled to vote. Accordingly, abstentions have the same practical effect as votes against the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: May 13, 2022	By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

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